UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 7, 2005


                        Investors Capital Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


       Massachusetts                       1-16349              04-3284631
(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                230 Broadway East
                  Lynnfield, MA                                    01940
     (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (800) 949-1422


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.     Results of Operations and Financial Condition


99.1           Press Release dated July 7, 2005.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Investors Capital Holdings, Ltd.

                                               By: /s/ Timothy Murphy
                                                   ------------------
                                                   Timothy Murphy
                                                   President
July 7, 2005
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Date




Exhibit Number                 Description
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99.1                           Press Release dated July 7, 2005.